UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO

BE HELD ON TUESDAY, JUNE 9, 2020

On April 22, 2020, Teva Pharmaceutical Industries Ltd. (the “Company”) filed a definitive proxy statement with the Securities and Exchange Commission regarding its Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, June 9, 2020. The following information supplements and relates to that proxy statement.

On May 26, 2020, the Company issued a press release announcing that the Annual Meeting will be changed from an in-person meeting to a virtual meeting, conducted solely via live webcast, providing information as to how shareholders can attend and participate in the Annual Meeting.

Except as specifically revised by the information contained herein, this supplement does not revise or update any of the other information set forth in the proxy statement.

PLEASE READ THESE MATERIALS CAREFULLY IN CONJUNCTION WITH THE PROXY

STATEMENT AND OTHER PROXY MATERIALS

TEVA ANNOUNCES VIRTUAL 2020 ANNUAL MEETING OF SHAREHOLDERS

Tel Aviv, Israel, May 26, 2020 – Teva Pharmaceutical Industries Ltd. (NYSE: TEVA, TASE: TEVA) (“Teva”), announced today that, in the interest of the health and safety of its shareholders, directors, officers and employees in light of the current COVID-19 pandemic, the format of its 2020 Annual Meeting of Shareholders has been changed to a virtual meeting. Teva’s 2020 Annual Meeting will be held on Tuesday, June 9, 2020 at 4:30 p.m., Israel time (9:30 a.m., New York time), as previously announced.

Shareholders will not be able to physically attend the 2020 Annual Meeting.

To participate in the virtual 2020 Annual Meeting, holders of Teva’s American Depositary Shares (“ADSs”) and ordinary shares should visit www.meetingcenter.io/218625112 and, when prompted, enter their control number (see below). The meeting password is TEVA2020.

Holders of ADSs

Holders of ADSs as of the close of business on April 30, 2020 (the “Record Date”) will be able to participate in the virtual 2020 Annual Meeting and ask questions through the online meeting platform.

Record holders of ADSs should enter the 15-digit control number on the proxy card or Notice of Internet Availability of Proxy Materials previously received.

Beneficial holders of ADSs that are registered in the name of a broker, bank or other agent must register in advance to participate in the virtual 2020 Annual Meeting and ask questions through the online meeting platform. To register, beneficial holders of ADSs must submit proof of ownership reflecting the number of ADSs beneficially owned as of the Record Date, along with their name and email address, to Computershare at legalproxy@computershare.com. Requests for registration must be labeled as “TEVA MEETING REQUEST” and must be received no later than Friday, June 5, 2020 at 9:30 a.m., New York time. Beneficial holders of ADSs will then receive a confirmation of registration with a 15-digit control number by email from Computershare.

Holders of Teva’s ADSs may not vote through the online meeting platform. To vote, holders of ADSs should follow the instructions set forth in Teva’s Proxy Statement filed with the Securities and Exchange Commission on April 22, 2020.

Holders of Ordinary Shares

Holders of Teva’s ordinary shares as of the Record Date will be able to participate in the virtual 2020 Annual Meeting, vote their shares and ask questions through the online meeting platform. If a holder of Teva’s ordinary shares would like to appoint another person to act as his/her authorized proxy, such proxy must be submitted along with an email address to Teva at TevaAGM2020@tevapharm.com, must be labeled as “TEVA MEETING REQUEST” and must be received no later than June 5, 2020 at 4:30 p.m., Israel time.

Record holders of ordinary shares must enter a control number to access the online meeting platform. The control number will consist of the holder’s Israeli identification number or Israeli company registration number as it appears in Teva’s share register.

Holders of ordinary shares registered pursuant to Section 177(1) of the Israeli Companies Law, 5759-1999 whose shares are held through a nominee company (“Non-Registered Holders”) must register in advance to participate in the virtual 2020 Annual Meeting, vote their shares and ask questions through the online meeting platform. To register, Non-Registered Holders must submit proof of ownership (including Israeli identification number or company registration number) reflecting the number of ordinary shares beneficially owned as of the Record Date, along with their name and email address, to Teva at TevaAGM2020@tevapharm.com. Requests for registration must be labeled as “TEVA MEETING REQUEST” and must be received no later than June 5, 2020 at 4:30 p.m., Israel time. Such Non-Registered Holders will then be able to use their Israeli identification number or company registration number as it appears on the proof of ownership provided to Teva as the control number to access the online platform. If a Non-Registered Holder would like to appoint another person to act as his/her authorized proxy, such proxy must be submitted to Teva along with the proof of ownership.

Additional information for holders of ordinary shares and ADSs on how to participate

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Access the meeting platform at www.meetingcenter.io/218625112 and enter the meeting password TEVA2020 and your 15-digit control number (for holders of ADSs) or Israeli identification number or company registration number (for holders of ordinary shares) beginning on Tuesday, June 9, 2020 at 4:15 p.m., Israel time.

•	To submit a question before or during the meeting, visit www.meetingcenter.io/218625112 with your control number and click on the messages icon to submit your question.

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If you encounter any technical difficulties with the meeting platform on the date of the virtual 2020 Annual Meeting, technical support will be available during this time and will remain available until the virtual 2020 Annual Meeting has ended.

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Whether or not you plan to attend Teva’s virtual 2020 Annual Meeting, we urge you to vote and submit your proxy in advance by one of the methods described in the proxy materials for the 2020 Annual Meeting.

About Teva

Teva Pharmaceutical Industries Ltd. (NYSE and TASE: TEVA) has been developing and producing medicines to improve people’s lives for more than a century. We are a global leader in generic and specialty medicines with a portfolio consisting of over 3,500 products in nearly every therapeutic area. Around 200 million people around the world take a Teva medicine every day, and are served by one of the largest and most complex supply chains in the pharmaceutical industry. Along with our established presence in generics, we have significant innovative research and operations supporting our growing portfolio of specialty and biopharmaceutical products. Learn more at http://www.tevapharm.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on management’s current beliefs and expectations and are subject to substantial risks and uncertainties, both known and unknown, that could cause our future results, performance or achievements to differ significantly from that expressed or implied by such forward-looking statements. Important factors that could cause or contribute to such differences include risks relating to our business and operations in general, including uncertainty regarding the magnitude, duration, and geographic reach of the COVID-19 pandemic and its impact on our business, financial condition, operations, cash flows, and liquidity and on the economy in general; and other factors discussed in this press release, in our Quarterly Report on Form 10-Q for the first quarter of 2020 and in our Annual Report on Form 10-K for the year ended December 31, 2019, including in the sections captioned “Risk Factors” and “Forward Looking Statements.” Forward-looking statements speak only as of the date on which they are made, and we assume no obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements.